Stephens NDRS May 2019 David Brooks, Chairman, CEO and President Michelle Hickox, EVP and CFO RAISING STANDARDS TOGETHER

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect our future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) the Company’s ability to sustain its current internal growth rate and total growth rate; (2) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (3) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (4) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (5) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (6) changes in asset quality, including increases in default rates and loans and higher levels of nonperforming loans and loan charge-offs; (7) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (8) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (9) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable loan losses and other estimates; (10) lack of liquidity, including as a result of a reduction in the amount of sources of liquidity, that the Company currently has; (11) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (12) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (13) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (14) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (15) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (16) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (17) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (18) the occurrence of market conditions adversely affecting the financial industry generally; (19) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, and changes in federal government policies; (20) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (21) governmental monetary and fiscal policies; (22) changes in the scope and cost of FDIC insurance and other coverage; (23) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (24) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (25) the Company’s revenues after previous or future acquisitions are less than expected; (26) the liquidity of, and changes in the amounts and sources of liquidity available to, the Company, before and after the acquisition of any financial institutions that the Company acquires; (27) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (28) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (29) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments; (30) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of loan loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (31) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (32) technology-related changes are harder to make or are more expensive than expected; (33) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (34) the potential impact of technology and “FinTech” entities on the banking industry generally; (35) our success at managing the risks involved in the foregoing items; and (36) the other factors that are described in the Company’s Annual Report on Form 10-K filed on February 28, 2019, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC as well as those described in Guaranty Bancorp's Annual Report on Form 10-K filed on February 28, 2018, and other reports and statements filed by Guaranty Bancorp with the SEC. Any forward-looking statement made by the Company in this document speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 2

Company Snapshot Overview Branch Map as of March 31, 2019 • Headquartered in McKinney, Texas North Texas Colorado • 100+ years of operating history • 105 banking offices in TX and CO • Acquired eight financial institutions since 2013 IPO • Strong history of robust, disciplined credit quality Financial Highlights as of and for the Quarter Ended March 31, 2019 Balance Sheet Highlights ($ in millions) Total Assets $ 14,145 Total Loans Held for Investment 10,943 Total Deposits 11,239 Central Texas Houston Equity 2,234 Asset Quality Nonperforming Asset Ratio 0.12% Nonperforming Loans to Total Loans Held for Investment (1) 0.10 Net Charge-off Ratio (annualized) 0.06 Capital Ratios Tier 1 Risk Based 10.07% Total Risk Based 11.96 Tangible Common Equity to Tangible Assets (2) 8.65 Profitability Net Income $ 37.1 Adjusted Net Interest Margin (2) 4.01% Adjusted Efficiency Ratio (2) 47.05 Adjusted Return on Average Assets (2) 1.51 (1) Excludes mortgage warehouse purchase loans (2) Non-GAAP financial measure. See Appendix for reconciliation. 3

First Quarter Key Highlights • Completed the acquisition of Guaranty Bancorp on January 1, 2019, increasing total assets by $3.9 billion, total loans by $2.8 billion and total deposits by $3.1 billion • Solid earnings of $37.1 million, or $0.85 per diluted share and adjusted (non- GAAP) net income of $52.0 million, or $1.19 per diluted share • Organic loan growth of 7.2% for the quarter (annualized) • Continued strong asset quality with credit metrics remaining at historically low levels • Repurchased $10 million of Company stock through the Share Repurchase Program • Increased the quarterly dividend to $0.25 per share from $0.14 per share 4

First Quarter Selected Financial Data ($ in thousands except per share data) As of and for the Quarter Ended Linked Quarter Balance Sheet Data March 31, 2019 December 31, 2018 March 31, 2018 Change Annual Change Total assets $ 14,145,383 $ 9,849,965 $ 8,811,014 43.6% 60.5% Loans held for investment, excluding mortgage warehouse purchase loans 10,692,183 7,717,510 6,527,681 38.5 63.8 Mortgage warehouse purchase loans 251,258 170,290 124,700 47.5 101.5 Total deposits 11,239,426 7,737,794 6,794,660 45.3 65.4 Total borrowings (other than junior subordinated debentures) 538,425 427,316 617,636 26.0 (12.8) Total stockholders' equity 2,234,202 1,606,433 1,354,699 39.1 64.9 Earnings and Profitability Data Net interest income $ 121,652 $ 87,108 $ 73,967 39.7% 64.5% Net interest margin 4.05% 3.98% 4.00% 1.8 1.3 Noninterest income $ 16,424 $ 9,887 $ 9,455 66.1 73.7 Noninterest expense 86,595 51,848 44,958 67.0 92.6 Net income 37,131 33,964 28,964 9.3 28.2 Basic EPS 0.85 1.11 1.02 (23.4) (16.7) Diluted EPS 0.85 1.11 1.02 (23.4) (16.7) Adjusted net interest margin (1) 4.01% 3.93% 3.96% 2.0 1.3 Adjusted net income (1) $ 52,028 $ 34,120 $ 29,231 52.5 78.0 Adjusted basic EPS (1) 1.19 1.12 1.03 6.3 15.5 Adjusted diluted EPS (1) 1.19 1.12 1.03 6.3 15.5 Return on average assets 1.08% 1.34% 1.35% (19.4) (20.0) Adjusted return on average assets (1) 1.51 1.35 1.37 11.9 10.2 (1) See Appendix for non-GAAP reconciliation 5

Among Strongest Economies in USA Texas • 3rd most Fortune 500 companies (48 headquartered in Texas in 2018) • Forbes list Texas #3 as best state for business and #3 in economic climate (2018) • Second fastest economic growth • Headquarters to 100 of the 1,000 largest public and private companies in the United States • 2nd largest State (28.7 million in 2018), 3rd fastest-growing state (1.80% in 2018) • Texas unemployment rate of 3.8% which is on par with the national average (March 2019) • Home to six top universities and eleven professional sports teams • U.S. News ranks four of the major metro areas (Austin, San Antonio, Dallas/Ft. Worth, & Houston) in their top 30 in the 100 Best Places to Live in the USA 2018 • 3 out of 4 of Texas’ major metro areas (Dallas, Austin, San Antonio) were ranked in the top 15 on Forbes’ The Best Big Cities For Jobs 2018 (May 2018) Colorado • Forbes list Colorado #8 as best state for business and #2 in economic climate (2018) • Colorado is expected to have the second fastest job growth over the next five years per EMSI data. • 21st largest state (5.7 million in 2018), 2nd fastest-growing state (1.85% in 2018) • Colorado unemployment rate of 3.5% which is stronger than national average (March 2019) • Home to six top universities and five professional sports teams • U.S. News ranks two of the major metro areas (Colorado Springs & Denver) in their top 30 in the 100 Best Places to Live in the USA 2018 • High levels of education are a key factor in the booming growth of the area's economy and workforce. Source: S&P Global Market Intelligence, Fortune, Forbes, World Population Review, Texas Wide Open Spaces, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Select Georgia, Denver 6 Post, U.S. News

Market Highlights DFW Metroplex/North Texas Region • 4th largest MSA,fastest growing in the United States IBTX operates in some of (2018) Forbes Best Places For Business & Careers • Ranked 2nd in number of jobs added over the year and Forbes.com, 2018 Ranking 3rd in annual rate of job growth #4 - Denver #6 - Dallas Austin/Central Texas Region th #8 - Austin • 11 largest city in the United States #12 - Colorado Springs • Ranked #1 strongest U.S. MSA (2018) #21 - Fort Collins Houston Region • 4th fastest growing MSA in the U.S. (2018) • 4th largest city in U.S., largest in Texas (2018) Denver IBTX # of • The 13th fastest growing MSA in the U.S. (2018) Market IBTX Rank Branches Total • Annual population growth of 1.9% per year since 2010 Metropolitan Statistical Area 2018 2019 Population (1) Dallas-Fort Worth-Arlington, TX 10 37 7,575,979 Colorado Springs Houston-The Woodlands-Sugar Land, TX 20 14 7,092,836 • Home to the largest Military base in Colorado Austin-Round Rock-Georgetown, TX 11 6 2,187,161 • 2nd largest city in Colorado Sherman-Denison, TX 3 6 132,322 Waco, TX 11 2 274,601 Greeley Denver-Aurora-Lakewood, CO 12 16 2,959,584 • Ranked 9th in job growth for Mid-Sized Metros in U.S Fort Collins, CO 3 12 353,332 (2018) Boulder, CO 5 4 328,860 • Annual population growth of 2.1% per year since 2010 Greeley, CO 8 4 315,106 Colorado Springs, CO 13 4 741,407 Fort Collins Total 105 21,961,188 • Ranked 4th in job growth for Mid-Sized Metro in U.S (2018) • 4th largest city in Colorado • Ranked 19th in Forbes Job Growth (2018) Source: S&P Global Market Intelligence, World Population Review, Forbes, Dallas.org, U.S. Census Bureau, Bureau of Labor Statistics, Bureau of Economic Analysis, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Denver Post, U.S. News, Dallas news, Houston .org, Policom Corporation, newgeography.com, 7 Memphisinvest.com, Hfflp.com, Business Facilities (1) Population data from S&P Global Market Intelligence as of June 2018

History of Growth – Total Assets (1) ($ in millions) Organic CAGR of ~30% since 2011 Guaranty Bancorp (1) Total CAGR of ~35% since 2011 Total Assets - $3,939M Integrity Bancshares Total Assets - $852M $14,145 Live Oak Financial $3,939 Total Assets - $131M BOH Holdings Carlile Bancshares Total Assets - $1,189M Total Assets - $2,444M Houston City Bancshares Total Assets - $351M $9,850 I Bank Holding Company $852 Total Assets - $173M $8,684 Grand Bank $2,444 Community Group Total Assets - $620M Total Assets - $111M $5,853 Collin Bank $5,055 Total Assets - $168M $4,133 $620 $1,671 $2,164 $1,741 $168 $284 2012 2013 2014 2015 2016 2017 2018 Q1 2019 Period Ending IBTX IPO: 4/3/2013 Annual Acquired Assets Note: Acquired assets includes impact of purchase accounting (1) CAGR basis of $1.254 billion as of December 31, 2011 8

Focused on Delivering Shareholder Value Earnings Per Share and Adjusted Earnings Per Share Trends (diluted) $1.20 $1.19 $1.17 $4.47 $1.11 $1.11 $1.12 $4.33 $1.02 $1.03 $1.02 $0.85 $3.45 $3.04 $2.97 $2.88 2016 2017 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Year Ending Quarter Ending EPS (1) Adjusted EPS (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 9 (2) See Appendix for non-GAAP reconciliation

Historical Profitability Interest Income, Net Interest Income and NIM ($ in millions) $407.3 $155.6 $326.3 $307.9 $121.7 $265.5 $109.3 $112.8 $97.1 $210.0 $88.1 $86.3 $87.1 $183.8 $74.0 $78.9 3.81% 3.84% 3.97% 4.00% 3.97% 3.94% 3.98% 4.05% 2016 2017 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Year Ending Quarter Ending NIM Interest income Net interest income Adjusted Efficiency Ratio Trends (1) ($ in millions) $322.5 $120.6 $261.4 $73.2 $182.0 $189.4 $67.0 $157.6 $43.8 $107.5 52.34% 51.46% 50.47% 51.40% 47.05% $2.0 $4.6 $41.5 $5.7 $1.3 $3.2 $19.5 $35.9 $9.3 $14.9 2016 2017 2018 Q1 2018 Q1 2019 Year Ending Quarter Ending Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio (1) See Appendix for non-GAAP reconciliation 10

Deposit Mix and Pricing Deposit Mix as of March 31, 2019 Deposit Growth versus Average Rate ($ in millions) $11,239 CDs < $100,000: 2.7% CDs > $100,000: IRAs: 0.9% 8.9% $7,738 Noninterest-bearing $6,633 1.03% demand: 27.5% 0.83% Money Market: 17.9% $4,577 0.46% 0.38% Savings: 4.5% 2016 2017 2018 Q1 2019 Public funds, interest- Interest-bearing bearing accounts and checking: 28.1% Period Ending CDs: 9.5% Deposits Average YTD Rate (1) 2019 YTD Average Rate for Interest-bearing deposits: 1.42% (1) Average rate for total deposits 11

Loan Portfolio Composition Loan Composition at 03/31/2019 CRE Loan Composition at 03/31/2019 Misc: 10.6% Multifamily: 8.0% 1-4 Family Const.: 3.4% Restaurant: 2.3% Consumer: 0.7% Mini Storage: 3.0% 1-4 Family: 14.1% Convenience Store: 2.4% Church: 2.1% Office: 25.2% Ag: 0.9% Healthcare: 7.8% C&I: 18.1% Daycare/School: 1.5% C&D: 9.5% Industrial: 7.1% Hotel/Motel: 6.2% Retail: 23.8% Loans by Region at 03/31/2019 CRE: 53.3% Central Texas: 13.2% Colorado: 31.4% 2019 YTD adjusted loan yield: 5.47% (1) North Texas: 33.6% Houston: 21.8% (1) Non-GAAP financial measure. Excludes $1,016 of income recognized on credit impaired acquired loans. 12

Commercial Real Estate (CRE) and Construction and Development (C&D) CRE and C&D Concentrations at 03/31/2019 Retail CRE and C&D Composition at 03/31/2019 398% 385% 382% 380% 384% Mixed Use: 15.0% Big Box: 2.0% 130% Free 122% 125% 116% 99% Standing/ Loans > $500 thousand Single Tenant: 20.0% Strip Center: 63.0% 03/31/18 06/30/18 09/30/18 12/31/18 03/31/19 Period Ending Total construction and development to Bank regulatory capital • 1,121 Retail Loans Total non-owner occupied CRE to Bank regulatory • 71 Loans > $5MM capital 13

Energy Lending Outstanding Balances and Related Reserves ($ in millions) $27.8 $24.9 $25.6 $21.9 $27.2 $112.6 $110.1 $106.8 $99.7 $93.3 6.7% 6.2% 5.5% 5.2% 5.2% 03/31/18 06/30/18 09/30/18 12/31/18 03/31/19 Quarter Ending Exploration and Production Service loans Energy reserve % to total energy loans 14

Historically Strong Credit Culture NPLs / Loans NCOs / Average Loans 4.41% 2.67% 2.67% 4.15% 4.11% 3.43% 3.36% 3.03% 1.64% 2.91% 2.67% 2.38% 1.22% 2.25% 1.89% 1.05% 1.13% 1.62% 1.83% 1.71% 1.57% 0.74% 1.50% 1.49% 1.50% 1.31% 0.70% 1.12% 1.12% 0.49% 0.48% 1.14% 0.43% 0.46% 0.46% 0.46% 0.81% 0.31% 0.39% 0.91% 0.68% 0.68% 0.28% 0.53% 0.19% 0.16% 0.18% 0.18% 0.18% 0.39% 0.06% 0.10% 0.32% 0.37% 0.21% 0.24% 0.11% 0.12% 0.16% 0.09% 0.06% 0.06% 0.10% 0.03% 0.02% 0.01% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Period Ending Period Ending TX Commercial Banks U.S. Commercial Banks TX Commercial Banks U.S. Commercial Banks IBTX IBTX Note: Financial data as of and for the quarter ended December 31, 2018 for peer data and for the three months ended March 31, 2019 for IBTX. Interim 15 charge-off data annualized. Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence.

Capital CET 1, Leverage, Total Capital, Tier 1 and TCE/TA Ratios 12.56% 12.58% 11.96% 11.38% 10.41% 10.05% 10.05% 10.07% 9.61% 9.57% 9.60% 8.92% 9.24% 9.33% 8.55% 8.20% 8.65% 8.37% 7.82% 7.17% 12/31/16 12/31/17 12/31/18 Q1 2019 Period Ending Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets (1) See Appendix for non-GAAP reconciliation 16

Experienced Management Team Name / Title Background David R. Brooks -39 years in the financial services industry; 31 years at Independent Bank Chairman of the Board, CEO & President, -Active in community banking since the early 1980s - led the investor group that Director acquired Independent Bank in 1988 Daniel W. Brooks -36 years in the financial services industry; 30 years at Independent Bank Vice Chairman, Chief Risk Officer, Director -Active in community banking since the late 1980s Brian E. Hobart -25 years in the financial services industry; 14 years at Independent Bank Vice Chairman, Chief Lending Officer -Since 2009 has functioned as Chief Lending Officer of the Company Michelle S. Hickox -29 years in the financial services industry; 7 years at Independent Bank EVP, Chief Financial Officer -Previously a Financial Services Audit Partner at RSM US LLP James C. White -Over 31 years in the financial services industry EVP, Chief Operations Officer -Previously served as EVP/COO of Texas Capital Bank James P. Tippit -13 years in the financial services industry; 8 years at Independent Bank EVP, Corporate Responsibility -Previously functioned as Community Reinvestment Officer of Independent Bank -Over 36 years experience representing community banks in corporate, regulatory Mark S. Haynie and securities matters EVP, General Counsel -Previously an attorney, President and shareholder at Haynie Rake Repass & Kilmko, P.C., a law firm 17

Appendix 18

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods For the Quarters Ended ($ in thousands except per share data) March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 Net Interest Income - Reported (a) $ 121,652 $ 87,108 $ 86,268 $ 78,909 $ 73,967 Unexpected income recognized on loans acquired with deteriorated credit quality (1,016) (967) (1,051) (954) (739) Adjusted Net Interest Income (b) 120,636 86,141 85,217 77,955 73,228 Provision Expense - Reported (c) 3,224 2,910 1,525 2,730 2,695 Noninterest Income - Reported (d) 16,424 9,887 12,749 10,133 9,455 Gain on sale of OREO and repossessed assets — (56) (95) (58) (60) (Gain) loss on sale of securities (245) 232 115 10 224 (Gain) loss on sale of premises and equipment (9) — (220) 89 8 Recoveries on loans charged off prior to acquisition (1,311) (109) (230) (336) (287) Adjusted Noninterest Income (e) 14,859 9,954 12,319 9,838 9,340 Noninterest Expense - Reported (f) 86,595 51,848 52,655 49,158 44,958 OREO impairment (436) — — — (85) IPO related stock grants — — — (11) (125) Acquisition expense (19,171) (1,094) (2,594) (4,296) (974) Adjusted Noninterest Expense (g) 66,988 50,754 50,061 44,851 43,774 Income Tax Expense Reported (h) $ 11,126 $ 8,273 $ 9,141 $ 7,519 $ 6,805 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) $ 52,028 $ 34,120 $ 36,593 $ 32,239 $ 29,231 Average shares for basic EPS (j) 43,759,348 30,503,062 30,473,603 29,065,426 28,320,792 Average shares for diluted EPS (k) 43,759,348 30,503,062 30,563,717 29,157,817 28,426,145 Adjusted Basic EPS (i) / (j) $ 1.19 $ 1.12 $ 1.20 $ 1.11 $ 1.03 Adjusted Diluted EPS (i) / (k) 1.19 1.12 1.20 1.11 1.03 EFFICIENCY RATIO Amortization of other intangible assets (l) $ 3,235 $ 1,496 $ 1,519 $ 1,393 $ 1,331 Reported Efficiency Ratio (f - l) / (a + d) 60.37% 51.91% 51.64% 53.64% 52.30% Adjusted Efficiency Ratio (g - l) / (b + e) 47.05 51.26 49.77 49.50 51.40 PROFITABILITY Total Average Assets (m) $ 13,975,192 $ 10,026,151 $ 10,028,224 $ 9,164,915 $ 8,675,596 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 1.08% 1.34% 1.41% 1.30% 1.35% Adjusted Return on Average Assets (annualized) (i) / (m) 1.51 1.35 1.45 1.41 1.37 (1) Assumes an adjusted effective tax rate of 20.3%, 19.6%, 20.4%, 19.8% and 19.0% for the quarters ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively. 19

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods For the Year Ended December 31, ($ in thousands except per share data) 2018 2017 2016 Net Interest Income - Reported (a) $ 326,252 $ 265,478 $ 183,806 Unexpected income recognized on loans acquired with deteriorated credit quality (3,711) (4,063) (1,765) Adjusted Net Interest Income (b) 322,541 261,415 182,041 Provision Expense - Reported (c) 9,860 8,265 9,440 Noninterest Income - Reported (d) 42,224 41,287 19,555 Gain on sale of loans — (351) — (Gain) loss on sale of branches — (2,917) 43 Gain on sale of OREO/repossessed assets (269) (850) (62) Loss (gain) on sale of securities 581 (124) (4) (Gain) loss on sale of premises and equipment (123) 21 (32) Recoveries on loans charged off prior to acquisition (962) (1,182) — Adjusted Noninterest Income (e) 41,451 35,884 19,500 Noninterest Expense - Reported (f) 198,619 176,813 113,790 Senior leadership restructuring — — (2,575) OREO impairment (85) (1,412) (106) IPO related stock grants (136) (508) (543) Acquisition expense (8,958) (17,259) (3,121) Adjusted Noninterest Expense (g) 189,440 157,634 107,445 Income Tax Expense Reported (h) $ 31,738 $ 45,175 $ 26,591 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) $ 132,183 $ 88,878 $ 56,563 Average shares for basic EPS (j) 29,599,119 25,636,292 18,501,663 Average shares for diluted EPS (k) 29,599,119 25,742,362 18,588,309 Adjusted Basic EPS (i) / (j) $ 4.47 $ 3.47 $ 3.06 Adjusted Diluted EPS (i) / (k) 4.47 3.45 3.04 EFFICIENCY RATIO Amortization of other intangible assets (l) $ 5,739 $ 4,639 $ 1,964 Reported Efficiency Ratio (f - l) / (a + d) 52.35% 56.13% 54.99% Adjusted Efficiency Ratio (g - l) / (b + e) 50.47 51.46 52.34 PROFITABILITY Total Average Assets (m) $ 13,975,192 $ 7,966,421 $ 5,469,542 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 1.69% 0.96% 0.98% Adjusted Return on Average Assets (annualized) (i) / (m) 1.39 1.12 1.03 (1) Assumes an effective tax rate of 19.7% for the year ended December 31, 2018. Excludes $5,528 charge to remeasure deferred taxes as a result of the enactment of the TCJA and $259 thousand of one-time nondeductible tax expense and assumes the resulting normalized effective tax rate of 32.4% for the year 20 ended December 31, 2017. Assumes actual effective tax rate of 33.2% for the year ended December 31, 2016.

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets ($ in thousands) As of and for the Quarter Ended March 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Tangible Common Equity Total common stockholders' equity $ 2,234,202 $ 1,606,433 $ 1,336,018 $ 672,365 Adjustments: Goodwill (992,380) (721,797) (621,458) (258,319) Other intangible assets, net (113,325) (45,042) (43,244) (14,177) Tangible Common Equity $ 1,128,497 $ 839,594 $ 671,316 $ 399,869 Tangible Assets Total Assets $ 14,145,383 $ 9,849,965 $ 8,684,463 $ 5,852,801 Adjustments: Goodwill (992,380) (721,797) (621,458) (258,319) Other intangible assets, net (113,325) (45,042) (43,244) (14,177) Tangible Assets $ 13,039,678 $ 9,083,126 $ 8,019,761 $ 5,580,305 Tangible Common Equity To Tangible Assets 8.65% 9.24% 8.37% 7.17% 21

Contact Information Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Paul Langdale 7777 Henneman Way Investor Relations Officer McKinney, TX 75070 (972) 562-9004 plangdale@ibtx.com Michelle Hickox Executive Vice President and Chief Financial Officer (972) 562-9004 mhickox@ibtx.com Media: 972-562-9004 Telephone Peggy Smolen 972-562-7734 Fax Senior Vice President, Marketing & Communications Director www.ibtx.com (972) 562-9004 psmolen@ibtx.com 22

About Us A STANDARD OF EXCELLENCE Our unique brand of banking extends from the Gulf Coast of Texas to Colorado Front Range. Independent Bank is a multi-billion dollar community financial institution. We provide a wide range of relationship-driven commercial banking products and services tailored to meet the needs of businesses, professional organizations, community groups and entrepreneurs. We also offer a full line of personal financial products and services to make banking easy for busy families and individuals. The Bank provides capital and guidance to foster growth, bring new ideas to life, and energize local businesses. We accomplish these goals by funding projects such as medical facilities, warehouse space, and hospitality and education venues. By developing strong relationships and a deep understanding of your industry, our team offers a proactive approach to business banking. We continue to be named Best Bank within many of the communities we serve. Recently, Independent Bank was named a Community Bankers Cup winner for the fifth consecutive year; a Top 75 Producing Lender Nationwide; a Top 50 Performer by the Dallas Business Journal; and one of the Healthiest Employers in both North Texas and Central Texas. The Bank builds community on two fronts: by helping create economic development and by partnering within the community. It all begins by empowering our employees. We encourage our people to follow their passion and volunteer. And we back that up through formal giving programs. AWARDS HIGHLIGHTS America's Best Banks Forbes Community Bankers Cup Raymond James Top 100 Workplace Five-Star Rating BauerFinancial 23

VISION Raising Standards Together MISSION To make an impact on the communities we serve through high-performance, purpose- driven banking. GUIDING PRINCIPLES We believe in: • Principled financial decisions • Building strong, healthy communities • Leading with a courageous heart • Resilient Solutions • Thriving relationships 24